MET INVESTORS SERIES TRUST

SUPPLEMENT DATED JULY 1, 2014

TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 28, 2014

THIRD AVENUE SMALL CAP VALUE PORTFOLIO

Effective immediately, in the section entitled “Appendix C – Portfolio Managers,” the information pertaining to Third Avenue Small Cap Value Portfolio (the “Portfolio”) is amended to reflect that Robert L. Rewey, III is one of the portfolio managers of the Portfolio. As of May 31, 2014, Mr. Rewey managed no other accounts for Third Avenue Management, LLC. Furthermore, as of the same date, Mr. Rewey beneficially owned no equity securities of the Portfolio.